Prospectus Supplement                                        216469  7/04
dated July 16, 2004 to:
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PUTNAM VARIABLE TRUST (the "Trust")
Prospectuses dated April 30, 2004

The Trustees of the Trust have approved an amendment to Putnam VT Equity Income Fund's investment objective. Subject to approval by the shareholders of the fund at a shareholder meeting currently expected to be held within the next six months, the text of the section "Goal" with respect to Putnam VT Equity Income Fund will be replaced by the following:

The fund seeks capital growth and current income.